Exhibit 99b to
                                                                  Form 8-K filed
                                                               November 19, 2001


                             SLIDE SHOW SUMMARIZING
                               CAPITOL BANCORP AND
                             SUN COMMUNITY BANCORP:
                             PROPOSED SHARE EXCHANGE

                                NOVEMBER 19, 2001


Slide 1:

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Actual results could materially differ from those contained in or implied by such statements. Capitol Bancorp Limited undertakes no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Corporation's SEC filings, including but not limited to the Corporation's report on Form 10-K for the year ended December 31, 2000; the Corporation's reports on Form 10-Q; and other filings. Copies of these filings may be obtained by contacting the Corporation or the SEC.

Slide 2:

Capitol Bancorp: Focus & Execution

*    Community Orientation

*    Business Market Sophistication

*    Geographic Diversification

*    Public Market Consolidation

*    Core Earnings Generation

Slide 3:

*    Exchange Ratio:                    0.734 CBCL for each SCBL

*    Accounting Treatment:              Purchase

*    New CBCL Shares to be Issued:      2.7 million

*    Pro Forma CBCL Shares:             10.5 million

*    "Integration Risk":                Not Applicable

Slide 4:

*    Improved Trading Environment
     >>   increased liquidity
     >>   increased public float

*    Enhanced Capital Management Flexibility
     >>   consolidation of public ownership
     >>   improves equity allocation to higher growth markets
     >>   expands choices for building shareholder value

*    Market Neutral Exchange
     >>   both Capitol and Sun retain embedded upside potential
     >>   all shareholders are partners in this venture

Slide 5:

                                CBCL              Pro Forma       % Change
                                ----              ---------       --------

*    Share Base:                7.8 million       10.5 million    @35%

*    Market Cap:                $110 million      $150 million    @35%

*    Public Float:              5.5 million       7.9 million     @45%

*    For Sun Shareholders:

     >>   enhance liquidity
     >>   receive a dividend-paying currency
     >>   exchange on a tax-free basis

Slide 6:

                                CBCL         Pro Forma
                                9/30/01      per S-4 filing
                                -------      --------------

*    Book Value:                $9.96        $11.04


*    Equity/Assets:             3.94%          5.87%


*    Capital Funds/Assets:      9.80%         10.10%

Slide 7:

* Translate our revenue and earnings growth into a market capitalization consistent with high growth, community-oriented, business-focused institutions

* Optimize the translation of Sun's emerging bank affiliates' earnings performance into share valuation

*    Distill depth and scalability of corporate functions

* The operating philosophies and working cultures of our Company will not change

Slide 8:

                                 Currently         Pro Forma
                                 ---------         ---------

Total Affiliates:                27                27
Total Banking Assets:            $2 billion        $2 billion

100%-Owned Affiliates:           10                15
80+%-Owned Affiliates:            1                 4
                                ---               ---
                                 11                19

Slide 9:

                        Smaller Banks . . .Bigger Service